Exhibit 99.1

Parks! America, Inc. Reports Third Quarter Fiscal 2026 Financial Results

Management to host conference call on Monday, August 10, 2026, at 4:30 PM ET

PINE MOUNTAIN, Georgia, August 7, 2026 — Parks! America, Inc. (OTCQX: PRKA), today announced its financial results for the third fiscal quarter ended June 28, 2026. The summary information in this press release should not be used as the sole basis for making investment decisions. We encourage shareholders to read our complete Form 10-Q, which has been posted on the Investor Info section of the Company’s website, www.parksamerica.com, for a complete view of the Company and its results.

Segment Financial Results for the 13 and 39 weeks ended June 28, 2026 and June 29, 2025

The Company manages its operations on an individual park location basis. Financial information regarding each of the Company’s reportable segments is summarized in the tables below for the periods indicated.

	For the 13 weeks ended June 28, 2026
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$2,002,395	$848,357	$648,551	$3,499,303
Less significant expense categories (1):
Cost of animal food, merchandise and food	319,342	94,850	67,458	481,650
Other revenue driven costs (2)	43,090	29,456	19,602	92,148
Personnel costs (3)	406,635	259,093	154,120	819,848
Advertising and marketing	67,162	51,150	70,739	189,051
Other segment expenses (4)	272,487	104,729	112,498	489,714
Segment income	$893,679	$309,079	$224,134	$1,426,892
Segment operating income (loss) as percentage of total revenue	44.6%	36.4%	34.6%	40.8%

	For the 13 weeks ended June 29, 2025
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$1,999,462	$656,191	$820,267	$3,475,920
Less significant expense categories (1):
Cost of animal food, merchandise and food	231,046	70,071	100,729	401,846
Other revenue driven costs (2)	40,946	12,848	15,462	69,256
Personnel costs (3)	381,265	196,445	169,849	747,559
Advertising and marketing	91,284	68,690	91,555	251,529
Other segment expenses (4)	266,251	91,388	109,141	466,780
Segment income	$988,670	$216,749	$333,531	$1,538,950
Segment operating income (loss) as percentage of total revenue	49.4%	33.0%	40.7%	44.3%

(1) The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM.

(2) Other revenue driven costs include credit card fees and other revenue processing costs driven by sales volume.

(3) Personnel costs include fixed and variable wages, benefits and employer taxes.

(4) Other segment expenses include all other operating expenses, including animal expenses, park and vehicle maintenance costs, insurance, utilities, outside services, operating supplies and other miscellaneous expenses.

	For the 39 weeks ended June 28, 2026
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$4,327,555	$1,678,587	$1,882,906	$7,889,048
Less significant expense categories (1):
Cost of animal food, merchandise and food	619,144	186,049	252,067	1,057,260
Other revenue driven costs (2)	95,472	53,271	52,047	200,790
Personnel costs (3)	1,093,093	648,766	458,836	2,200,695
Advertising and marketing	249,736	179,635	241,467	670,838
Other segment expenses (4)	809,533	304,076	316,913	1,430,522
Segment income	$1,460,577	$306,790	$561,576	$2,328,943
Segment operating income as percentage of total revenue	33.8%	18.3%	29.8%	29.5%

	For the 39 weeks ended June 29, 2025
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$4,156,567	$1,320,280	$1,771,552	$7,248,399
Less significant expense categories (1):
Cost of animal food, merchandise and food	548,029	154,103	266,375	968,507
Other revenue driven costs (2)	83,191	25,759	34,875	143,825
Personnel costs (3)	1,000,819	524,466	528,620	2,053,905
Advertising and marketing	217,519	154,713	238,471	610,703
Other segment expenses (4)	835,851	286,912	354,606	1,477,369
Segment income	$1,471,158	$174,327	$348,605	$1,994,090
Segment operating income as percentage of total revenue	35.4%	13.2%	19.7%	27.5%

(1) The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM.

(2) Other revenue driven costs include credit card fees and other revenue processing costs driven by sales volume.

(3) Personnel costs include fixed and variable wages, benefits and employer taxes.

(4) Other segment expenses include all other operating expenses, including animal expenses, park and vehicle maintenance costs, insurance, utilities, outside services, operating supplies and other miscellaneous expenses.

	For the 13 weeks ended		For the 39 weeks ended
	June 28, 2026	June 28, 2025	June 28, 2026	June 28, 2025
Consolidated segment income	$1,426,892	$1,538,950	$2,328,943	$1,994,090
Less:
Unallocated corporate expenses (1)	247,637	277,876	685,802	849,711
Depreciation and amortization	220,799	230,756	648,051	659,619
Contested proxy and related matters, net	—	(103,657)	—	(670,814)
Other operating expense (income), net	—	13,750	(3,799)	13,698
Other (income), net	(17,454)	(18,345)	(59,331)	(57,050)
Interest expense	45,292	53,970	139,903	166,148
Income before income taxes	$930,618	$1,084,599	$918,317	$1,032,778

(1) Unallocated corporate expenses include corporate personnel costs, director fees and compensation, directors and officers insurance, computer software and services, professional fees and public company related expenses.

Additional Segment Data

	For the 13 weeks ended		For the 13 weeks ended
	June 28, 2026	June 28, 2025	June 28, 2026	June 28, 2025
Depreciation and amortization
Georgia Park	$109,438	$106,876	$319,043	$295,124
Missouri Park	51,718	55,332	152,860	163,413
Texas Park	59,228	68,134	174,903	199,840
Corporate	415	414	1,245	1,242
Total depreciation and amortization	$220,799	$230,756	$648,051	$659,619

	For the 13 weeks ended		For the 13 weeks ended
	June 28, 2026	June 28, 2025	June 28, 2026	June 28, 2025
Capital expenditures
Georgia Park	$45,010	$65,100	$384,398	$1,003,894
Missouri Park	43,451	30,364	90,535	63,887
Texas Park	25,332	—	70,693	114,068
Total capital expenditures	$113,793	$95,464	$545,626	$1,181,849

	As of
	June 28, 2026	September 28, 2025
Assets
Georgia Park	$7,815,359	$8,043,972
Missouri Park	3,560,214	3,299,882
Texas Park	8,414,466	8,135,982
Corporate	91,313	19,606
Total assets	$19,881,352	$19,499,442

Cash & short-term investments
Georgia Park	$1,621,414	$1,920,827
Missouri Park	1,235,125	888,745
Texas Park	1,486,087	1,053,298
Corporate	2,128	14,524
Total cash & short-term investments	$4,344,754	$3,877,394

Assets less cash & short-term investments
Georgia Park	$6,193,945	$6,123,145
Missouri Park	2,325,089	2,411,137
Texas Park	6,928,379	7,082,684
Corporate	89,185	5,082
Total assets less cash & short-term investments	$15,536,598	$15,622,048

Conference Call and Webcast Details

The Company will host a conference call to review its financial results for the third fiscal quarter ended June 28, 2026 on August 10, 2026, at 4:30 pm ET. The conference call will be webcast and can be accessed through the Investor Info section of the Company’s website, www.parksamerica.com.

Investors should email their questions to: invest@parksamerica.com. Please send your email questions as early as possible, and no later than 1 p.m. Eastern Time on Monday, August 10, 2026. We will take these email questions first and then live participants will be able to ask follow-up questions in the remaining time. A transcript of the call will be available on the Company’s website.

About Parks! America, Inc.

Parks! America, Inc. (OTCQX: PRKA), through its wholly owned subsidiaries, owns and operates three regional safari parks and is in the business of acquiring, developing and operating local and regional entertainment assets in the United States.

Additional information, including our Annual Report on Form 10-K for the fiscal year ended September 28, 2025, is available in the Investor Info section of the Company’s website, www.parksamerica.com.

Cautionary Note Regarding Forward Looking Statements

This news release may contain “forward-looking statements” within the meaning of U.S. securities laws. Forward-looking statements include statements concerning the Company’s future plans, business strategy, liquidity, capital expenditures, sources of revenue and other similar statements that are not historical in nature. You are cautioned not to place undue reliance on these forward-looking statements, which are based on the Company’s expectations as of the date of this news release and speak only as of the date hereof. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to differ significantly from those expressed or implied by such forward-looking statements. Readers are advised to consider the factors listed under the heading “Risk Factors” and the other information contained in the Company’s Annual Report on Form 10-K and other reports filed from time to time with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Contact:

John Grau

InvestorCom

(203) 972-9300

info@investor-com.com